Exhibit 99.1

Butterfly Network, a global leader in democratizing medical imaging, to be listed on NYSE through a merger with Longview Acquisition Corp.

● Butterfly Network’s mission is to enable universal access to superior medical imaging, making high quality ultrasound affordable, easy-to-use, globally accessible and intelligently connected.

● Butterfly iQ is the only ultrasound transducer that can perform “whole-body imaging” with a single handheld probe using semiconductor technology. Connected to a mobile phone or tablet, it is powered by Butterfly’s proprietary Ultrasound-on-Chip™ technology and harnesses the advantages of AI to deliver advanced imaging that we believe is easy-to-use, improves patient outcomes and lowers cost of care.

● This transaction is expected to drive further adoption of Butterfly Network’s breakthrough solutions and accelerate its future pipeline of innovative technologies.

● The Pro Forma enterprise value of the merger is $1.5 billion, with the combined company expected to have an estimated $584 million in cash after closing.

● Founder Dr. Jonathan Rothberg to become Chairman of the combined company and will be Butterfly’s largest controlling shareholder.

● 100% of the equity of existing Butterfly Network investors, including Baillie Gifford, The Bill and Melinda Gates Foundation and Fosun Industrial Co., Limited, will convert into shares of the combined company. There will be no selling stockholders in the transaction.

● Longview is an affiliate of leading healthcare investment firm Glenview Capital Management, which is expected to own, along with its affiliates, 7.6% of the combined company’s outstanding shares at closing. Longview Chair and Glenview CEO, Larry Robbins, will join the Board of the combined company. Leading institutional investors including Eldridge, Fidelity Management & Research Company LLC, Glenview, Ridgeback, Tenet Healthcare Corporation, UPMC Enterprises and Wellington Management have anchored a $175 million PIPE at $10 per share.

● The business combination is expected to be completed by the end of the first quarter of 2021, and the combined company will be listed on the NYSE under ticker symbol “BFLY.”

● A webcast to present the proposed transaction is available on www.butterflynetwork.com/investors.

Guilford, CT and New York, NY – November 20, 2020 – Butterfly Network, Inc. (“Butterfly” or the “Company”), an innovative digital health company that is working to enable universal access to superior medical imaging, and Longview Acquisition Corp. (NYSE: LGVW.U, LGVW, LGVW WS) (“Longview”), a special purpose acquisition company sponsored by Glenview Capital Management, LLC (“Glenview”), announced today that they have entered into a definitive business combination agreement. Upon closing, the combined company’s Class A common stock is expected to be traded on the New York Stock Exchange (“NYSE”) under the symbol “BFLY.”

Company Overview

Founded in 2011, Butterfly Network, Inc. is an innovative digital health company that has a mission to enable universal access to superior medical imaging, making high quality ultrasound affordable, easy to use, globally accessible and intelligently connected. Butterfly iQ is the only transducer using semiconductor technology that can perform “whole-body imaging” using a single handheld probe. Connected to a mobile phone or tablet, it is powered by Butterfly’s proprietary Ultrasound-on-Chip™ technology and harnesses the advantages of AI to deliver advanced imaging that they believe is easy to use, improves patient outcomes and lowers cost of care.

Historically, the global ultrasound market has been dominated by traditional cart-based devices that are accessible only to highly specialized technicians and are located predominantly in hospitals, imaging centers, and physicians’ offices. Previously introduced Point-of-Care Ultrasound (“POCUS”) devices are limited by 60 year-old technology and significant costs that hinder wide-spread use. Butterfly iQ is designed to address the limitations of currently-available cart-based and POCUS technologies.

Butterfly iQ was launched commercially in 2018, and in 2020, the Company launched the Butterfly iQ+ with additional features and improved performance. Since introduction, more than 30,000 Butterfly iQ and iQ+ devices have shipped to medical professionals globally. The Company has sold to or has agreements in place with the majority of the largest 100 hospitals in the United States, and has built a strong brand among healthcare professionals, achieving an exceptional Net Promoter Score of 71 (USA). Butterfly iQ is commercially available in more than 20 countries including the United States, Canada, greater Europe and Australia.

Butterfly was founded by Dr. Jonathan Rothberg, a scientist and serial entrepreneur who received the Presidential Medal of Technology & Innovation in 2016 for inventing a novel next-generation DNA sequencing method. Prior to this transaction, Butterfly has raised more than $400 million from investors, including Baillie Gifford, The Bill and Melinda Gates Foundation and Fosun Industrial Co., Limited.

Butterfly’s management team, led by Chief Executive Officer, Laurent Faracci, will continue to lead the combined company following the transaction and Dr. Rothberg will serve as Chairman of the combined company’s Board. Larry Robbins, Chairman of Longview, will become a member of the combined company’s Board.

Management Comments

“Nine years ago, Butterfly was created to make high-quality ultrasound affordable, easy to use and globally accessible to all,” said Dr. Jonathan Rothberg, founder of Butterfly “My pride in our team’s innovation and my gratitude to our partners for their funding and support are only matched by my enthusiasm to realize Butterfly Network’s enormous potential. We are pleased to welcome Longview as well as the PIPE investors to the Butterfly family, and we appreciate the support of the public markets in funding our commercial and societal goals.”

“The success of Butterfly is fueled by a clear mission, superior technology made simple, a passionate community of healthcare practitioners and an immensely talented team,” noted Laurent Faracci, Chief Executive Officer of Butterfly. “We believe the combination with such a premier healthcare partner as Longview Acquisition Corp. will amplify and accelerate the adoption of Butterfly iQ around the world. This partnership will enable us to bring more Butterfly innovative solutions to market faster, helping us improve patient outcomes and the way healthcare is delivered.”

“Butterfly is the epitome of value-based care: better health, lower cost, and patient centric,” said Larry Robbins, founder of Glenview and Chairman of Longview. “We are proud that our Butterfly investment will help accelerate efforts to provide the medical community with tools to diagnose more clearly and enable practitioners to be more effective, more efficient and more confident. We are honored to support Jonathan, Laurent and the Butterfly team to fully capitalize on their revolutionary technology and aspirational vision.”

“Since our May IPO, Longview reviewed more than 50 investment opportunities to find an exciting growth company at an attractive valuation where Glenview could add significant value, and Butterfly emerged as a truly unique partner” said John Rodin, CEO of Longview and Co-President of Glenview. “We are committed to using our two decades of experience as engaged owners in the provider, distributor and payor communities to accelerate constructive collaboration for Butterfly to drive improved health outcomes and greater efficiencies.”

Key Transaction Terms

On November 19, 2020, Longview entered into a definitive business combination agreement (“BCA”) with Butterfly. Upon the closing of the transactions contemplated by the BCA, Butterfly will become a wholly-owned subsidiary of Longview, and Longview will be renamed “Butterfly Network, Inc.” Current security holders of Butterfly, including Baillie Gifford, The Bill and Melinda Gates Foundation and Fosun Industrial Co., Limited will have the right to receive common stock of the combined company, on a one-for-1.0383 basis per share, rounded down to the nearest whole number of shares. The transaction values Butterfly at an enterprise value of approximately $1.5 billion.

The transaction is expected to deliver up to $589 million of gross proceeds, including up to $414 million of cash held in Longview’s trust account (assuming no redemptions are effected). The transaction is further supported by a $175 million PIPE at $10.00 per share, led by Eldridge, Fidelity Management & Research Company LLC, Glenview, Ridgeback, Tenet Healthcare Corporation, and UPMC Enterprises, the innovation, commercialization and venture capital arm of leading Pittsburgh-based health system UPMC, and Wellington Management. The company is projected to have approximately $584 million in cash on the balance sheet after closing.

Assuming no public stockholders of Longview exercise their redemption rights, ownership of the combined company immediately following the closing will be comprised of current Butterfly equity holders (63.5%) and convertible note holders (2.5%) which together will own approximately 66%, Longview stockholders (20%), Longview’s sponsors (5%), and PIPE investors (9%). Upon the closing of the transaction, Dr. Jonathan Rothberg will become Chairman and hold a controlling voting interest in the combined company through his holdings of 20x voting Class B common stock.

The transaction, which has been unanimously approved by the Boards of Directors of Butterfly and Longview, is subject to approval by Longview’s stockholders and other customary closing conditions. The proposed business combination is expected to be completed in the first quarter of 2021, with the combined company’s Class A common stock trading on the NYSE under the ticker “BFLY”.

A more detailed description of the transaction terms and a copy of the Business Combination Agreement will be included in a Current Report on Form 8-K to be filed by Longview with the United States Securities and Exchange Commission ("SEC"). Longview will file a registration statement (which will contain a joint proxy statement/prospectus) with the SEC in connection with the transaction.

Advisors

J.P. Morgan Securities LLC is acting as financial advisor to Butterfly Network. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is acting as legal advisor to Butterfly Network. UBS Investment Bank is acting as financial advisor to Longview as well as the exclusive placement agent for the PIPE. UBS Investment Bank and Cowen are acting as capital markets advisors to Longview, and originally underwrote the IPO of Longview in May 2020. Ropes & Gray LLP is acting as legal advisor to Longview.

Management Presentation

A presentation made by the management teams of both Butterfly and Longview regarding the transaction will be available on the websites of Butterfly at www.butterflynetwork.com and Longview at www.longviewacquisition.com. Longview will also file the presentation with the SEC in a Current Report on Form 8-K, which will be accessible at www.sec.gov.

About Butterfly Network

Founded by Dr. Jonathan Rothberg in 2011 and led by CEO Laurent Faracci, Butterfly has created the world's first handheld, single-probe whole-body ultrasound system, Butterfly iQ, to make ultrasound technology more universally accessible and affordable. Butterfly Network’s mission is to enable universal access to superior medical imaging, making high quality ultrasound affordable, easy-to-use, globally accessible and intelligently connected, including for the 4.7 billion people around the world lacking access to ultrasound. Through its proprietary Ultrasound-On-Chip™ technology, Butterfly Network is paving the way for earlier detection and remote management of health conditions around the world. The Butterfly iQ+ can be purchased online today by healthcare practitioners in the United States, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

About Longview Acquisition Corp.

Longview was formed to partner with high-quality, growing companies to facilitate their successful entry to the public markets. Longview is sponsored by an affiliate of Glenview Capital Management, a registered investment adviser with a track record of creating value through constructive partnerships with companies operating in the public markets.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Longview intends to file a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. Longview’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Butterfly, Longview, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Longview as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: info@longviewacquisition.com.

Participants in the Solicitation

Longview and its directors and executive officers may be deemed participants in the solicitation of proxies from Longview’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Longview will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Butterfly and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Longview in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Longview’s and Butterfly’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Longview and Butterfly’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Longview’s and Butterfly’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; the outcome of any legal proceedings that may be instituted against Longview and Butterfly following the announcement of the BCA and the transactions contemplated therein; the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Longview and Butterfly, certain regulatory approvals, or satisfy other conditions to closing in the BCA; the occurrence of any event, change, or other circumstance that could give rise to the termination of the BCA or could otherwise cause the transaction to fail to close; the impact of COVID-19 on Butterfly’s business and/or the ability of the parties to complete the proposed business combination; the inability to obtain or maintain the listing of the combined company’s shares of Class A common stock on the NYSE following the proposed business combination; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Butterfly to grow and manage growth profitably and retain its key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the ability of the combined company to raise financing in the future; the success, cost and timing of Butterfly’s and the combined company’s product development activities; the potential attributes and benefits of Butterfly’s and the combined company’s products and services; Butterfly’s and the combined company’s ability to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; Butterfly’s and the combined company’s ability to identify, in-license or acquire additional technology; Butterfly’s and the combined company’s ability to maintain Butterfly’s existing license, manufacture, supply and distribution agreements; Butterfly’s and the combined company’s ability to compete with other companies currently marketing or engaged in the development of treatments for the indications that Butterfly is currently pursuing for its product candidates; the size and growth potential of the markets for Butterfly’s and the combined company’s products and services, and each of their ability to serve on those markets, either alone or in partnership with others; the pricing of Butterfly’s and the combined company’s products and services and reimbursement for medical produces conducted using their products and services; Butterfly’s and the combined company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; Butterfly’s and the combined company’s financial performance; and other risks and uncertainties indicated from time to time in the final prospectus of Longview for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Longview’s other filings with the SEC. Longview and Butterfly caution that the foregoing list of factors is not exclusive. Longview and Butterfly caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Longview and Butterfly do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Investor Relations

Butterfly Network, Inc.

Mike Cavanaugh or Mark Klausner

Westwicke, an ICR Company

(646) 677-1838

investors@butterflynetwork.com

Longview Acquisition Corp.

John Rodin

info@longviewacquisition.com

Media Relations

Butterfly Network, Inc.

Sean Leous

Westwicke, an ICR Company

(646) 866-4012

media@butterflynetwork.com